Exhibit 99.1

NEWS RELEASE

FOR RELEASE 8:00 A.M. Eastern Time: April 21, 2014

Provident Financial Services, Inc. and Team Capital Bank Receive Regulatory Approvals for Merger

ISELIN, N.J. and BETHLEHEM, PA., April 21, 2014 / -- Provident Financial Services, Inc. (NYSE: PFS) and Team Capital Bank (PRIVATE: PA) have received approvals from the Federal Deposit Insurance Corporation, the New Jersey Department of Banking and Insurance, and the Pennsylvania Department of Banking and Securities to complete the merger of Team Capital Bank with and into Provident’s bank subsidiary, The Provident Bank. The Federal Reserve Board has advised that the merger does not require its approval.
The merger remains subject to the approval of Team Capital Bank’s stockholders at a special meeting to be held on May 23, 2014. Assuming receipt of stockholder approval, it is anticipated that the transaction will be consummated at the end of May.

About Provident
Provident Financial Services is the holding company for The Provident Bank. Established in 1839, The Provident Bank is a New Jersey chartered capital stock savings bank with its main office in Jersey City, New Jersey. The Bank operates 77 full-service branches in Bergen, Essex, Hudson, Mercer, Middlesex, Monmouth, Morris, Ocean, Passaic, Somerset and Union counties. As of December 31, 2013, Provident had $7.49 billion of consolidated assets.

About Team Capital
Team Capital Bank was established in 2005. At December 31, 2013, the Bank had total assets of $943.6 million. It operates twelve branch offices in New Jersey and Pennsylvania.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Provident Financial Services, Inc. ("Provident") and Team Capital Bank (“Team Capital”), including future financial and operating results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) Provident’s and Team Capital’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of Provident’s and Team Capital’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Provident and Team Capital may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) the stockholders of Team Capital may fail to approve the merger; (5) adverse governmental or regulatory policies may be enacted; (6) the interest rate environment may further compress margins and adversely affect net interest income; (7) the risks associated with continued diversification of assets and adverse changes to credit quality; (8) difficulties associated with achieving expected future financial results; (9) competition from other financial services companies in Provident’s and Team Capital’s markets; (10) the risk of an economic slowdown that would adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Provident’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Provident or Team Capital or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Provident and Team Capital do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

CONTACT:

INVESTOR RELATIONS

Provident Financial Services, Inc.:
Leonard G. Gleason, SVP – Investor Relations
(732) 590-9300
Len.gleason@providentnj.com

Team Capital Bank:
Andrea B. Reid, Communications & Public Relations Officer
(610) 297-4032
Areid@teamcapitalbank.com

Ray deQuintal, Senior Vice President, Manager, Marketing & Retail Products
(484) 821-5665
Rdequintal@teamcapitalbank.com